Acquisitions	12 Months Ended
Dec. 31, 2010
Acquisitions [Abstract]
ACQUISITIONS

5.	ACQUISITIONS

Broadlane Acquisition

On November 16, 2010, pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) with Broadlane Holdings, LLC, a Delaware limited liability company (“Broadlane LLC”), and Broadlane Intermediate Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Broadlane LLC (“Broadlane”), we acquired all of the outstanding shares of capital stock of Broadlane (the “Broadlane Acquisition”) from Broadlane LLC.

Broadlane delivers supply chain management, strategic sourcing of supplies and services, capital equipment lifecycle management, advanced technology and analytics, clinical and lean process consulting and clinical workforce optimization. We believe with the acquisition of Broadlane our SCM segment is positioned to provide a more comprehensive suite of cost management services, supply chain analytics and data capabilities that will improve our customers’ ability to manage their supply expenses.

We paid to Broadlane LLC approximately $725,000 in cash plus working capital of $20,895 for an aggregate preliminary purchase price of $745,895. In addition, we will make an additional payment in cash, subject to adjustment and to certain limitations, currently estimated at $123,100 on or before January 4, 2012 (the “deferred purchase consideration”).

At closing, we recorded $119,505 on our balance sheet, representing the present value of the preliminary estimated $123,100 deferred purchase consideration amount. The deferred purchase consideration is subject to adjustment based on certain adjustments as defined in the Purchase Agreement. During the year ended December 31, 2010, we recognized approximately $407, in imputed interest expense due to the accretion of this liability and we will record additional interest expense of approximately $3,162 using the effective interest method to accrete the deferred purchase consideration to its face value by January 4, 2012. The balance of the deferred purchase consideration was $119,912 as of December 31, 2010 and has been recorded as a current liability in the accompanying consolidated balance sheet.

The preliminary purchase price is subject to change based upon final agreement of certain adjustments with the seller. Any subsequent adjustments to the purchase price will be recorded as an increase or decrease to the deferred purchase consideration and goodwill.

The purchase price paid for Broadlane reflects a premium relative to the value of identified assets due to the strategic importance of the transaction to us and because Broadlane’s business model does not rely intensively on fixed assets. The goodwill of $567,326 arising from the acquisition primarily relates to the following factors:

•	The acquisition expands our spend management capability and general market presence and provides for industry leading pricing offered under our combined strategic sourcing contracts;

•	The acquisition of Broadlane, which was a large SCM segment competitor, allows us to compete effectively for hospital and health system customers and increases our customer base which allows us to expand market share and further penetrate our customer base; and

•	The acquisition offers us the opportunity to leverage cost and revenue synergies and economies of scale expected from combining our operations.

We expect that approximately $892 of the $567,326 of goodwill will be deductible for income tax purposes.

Broadlane Purchase Price Allocation

The following table summarizes the consideration paid for Broadlane and the preliminary amounts of the assets acquired and liabilities assumed recognized at the acquisition date:

Consideration
Cash	$773,281
Less: cash acquired	(27,386)

Net cash consideration	745,895
Fair value of deferred purchase consideration	119,505

Fair value of total consideration transferred	$865,400

Recognized amounts of identifiable assets acquired and liabilities assumed
Current assets	$56,402
Property and equipment	13,941
Other long term assets	110
Intangible assets	419,900
Current liabilities	(35,832)
Deferred tax liabilities	(155,166)
Other long term liabilities	(1,281)

Total identifiable net assets	298,074
Goodwill	567,326

$865,400

The fair value of current assets acquired includes trade accounts receivable due under agreements with customers with a fair value of approximately $11,369. The gross amount due under customer contracts is $11,708, of which $339 is expected to be uncollectible.

The fair value of current assets acquired also includes a preliminary fair value estimate of $34,500 related to administrative fees related to customer purchases that occurred prior to the acquisition date that will be reported to us subsequent to the acquisition date. Under our revenue recognition accounting policy, these administrative fees would ordinarily be recorded as revenue when reported to us; however, the acquisition method of accounting requires us to estimate the amount of purchases occurring prior to the acquisition date and to record the fair value of the administrative fees to be received from those purchases as an accounts receivable (as opposed to recognizing revenue when these transactions are reported to us). We have also recorded a preliminary fair value liability estimate of $17,750 included in the fair value of current liabilities related to corresponding revenue share obligation that will be owed to customers that generated the administrative fees.

We expect to adjust our preliminary estimate of the administrative receivable and related revenue share obligation during the measurement period (up to one year from the acquisition date) as actual purchases are reported to us.

The fair value of acquired identified intangible assets of $419,900 is preliminary pending receipt of final valuations for those assets. Our preliminary fair value estimates are as follows:

	Preliminary	Weighted-
	Estimated	Average Useful
	Fair Value	Lives

Customer base	$399,400	10 year life
Developed technology	13,300	5 year life
Trade name	4,300	3 year life
Non-compete agreement	2,900	1.5 year life

Total aquired identified intangibles	$419,900

In connection with the acquisition, we incurred approximately $10,396 of costs primarily related to legal, financial, and accounting professional advisors. These costs were expensed as incurred and are included in the Acquisition and integration line item on the accompanying consolidated statement of operations.

The operating results of Broadlane have been included in our consolidated statement of operations since the acquisition date of November 16, 2010. We have recorded actual revenue of $9,607 and an actual net loss of $10,859 in our consolidated statement of operations for the period November 16, 2010 through December 31, 2010.

Unaudited Pro Forma Financial Information

The unaudited financial information in the table below summarizes the combined results of operations of MedAssets and Broadlane on a pro forma basis. The pro forma information is presented as if the companies had been combined on January 1, 2010 and January 1, 2009, respectively. The 2010 and 2009 pro forma results include the following adjustments that were directly attributable to the acquisition:

•	adjustments to reduce net revenue by approximately $18,900 and $18,100 during the years ended December 31, 2010 and 2009, respectively related to purchase accounting adjustments that reflect the fair value of administrative fees related to customer purchases that occurred prior to January 1, 2010 and 2009, respectively, but were reported to us subsequent to those dates. Under our revenue recognition accounting policy, which is in accordance with GAAP, these administrative fees would be ordinarily recorded as revenue when reported to us; however, the acquisition method of accounting requires us to estimate the amount of purchases occurring prior to the transaction date and to record the fair value of the administrative fees to be received from those purchases as an account receivable (as opposed to recognizing revenue when these transactions are reported to us) and record any corresponding revenue share obligation as a liability;

•	adjustments to increase intangible amortization expense by approximately $40,000 and $45,800 during the years ended December 31, 2010 and 2009, respectively related to purchase accounting adjustments that reflect the fair value of identified intangible assets acquired;

•	adjustments to increase interest expense by approximately $30,900 and $29,400 during the years ended December 31, 2010 and 2009, respectively related to additional indebtedness incurred to complete the acquisition; and

•	adjustments to increase income tax benefit by approximately $22,800 and $32,600 during the years ended December 31, 2010 and 2009, respectively related to the income tax benefit generated by the adjustments discussed above.

The following pro forma financial information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of each period:

	Year Ended December 31,
	2010	2009
	(Unaudited)

Net revenue	$538,479	$490,755
Net (loss)	(83,755)	(37,533)
Basic and diluted (loss) per share	$(1.48)	$(0.68)
Basic and diluted weighted average shares outstanding(1)	56,434	54,841

(1)	Basic and diluted weighted average shares outstanding are the same given our net pro forma loss

Other Acquisition-Related Activities

During the year, our SCM segment acquired certain assets associated with oncology pharmaceutical products for $3,160. The acquired assets consist of certain customer relationships valued at $2,155 with a ten-year weighted-average useful life and goodwill of $1,005.

During the year ended December 31, 2010, we incurred $2,798, respectively, related to certain due diligence and acquisition and integration-related activities associated with an unsuccessful acquisition attempt. We expensed these costs as incurred in accordance with GAAP and they are included in the Acquisition-related expenses line item on our consolidated statement of operations.

Accuro Acquisition

In 2009, we finalized the acquisition purchase price and related purchase price allocation of Accuro Healthcare Solutions, Inc. (collectively with its subsidiaries, “Accuro”), which was acquired on June 2, 2008 (the “Accuro Acquisition”).

In connection with the purchase consideration paid upon the closing of the Accuro Acquisition, which occurred on June 2, 2008, we recorded an initial liability (or the “deferred purchase consideration”) of $18,500 on our balance sheet, representing the present value of $20,000 in deferred purchase consideration payable on the first anniversary date of the closing of the Accuro Acquisition as required by the purchase agreement. During the years ended December 31, 2009 and 2008, we recognized approximately $639 and $862, respectively, in imputed interest expense to accrete the Accuro deferred purchase consideration to its face value by the first anniversary of the Accuro Acquisition closing date or June 2, 2009.

On June 2, 2009, we reduced the $20,000 deferred purchase consideration by approximately $224 due to certain adjustments allowed for under the purchase agreement and we paid $19,776 (inclusive of $1,501 of imputed interest) in cash to the former shareholders of Accuro to satisfy the deferred purchase consideration obligation. We acquired all the outstanding stock of Accuro for a total purchase price of $357,635 comprised of $228,248 in cash, including $5,355 in acquisition related costs, and approximately 8,850,000 unregistered shares of our common stock valued at $129,387.

Accuro is a provider of SaaS-based revenue cycle management software and service solutions that help hospitals, health systems and other ancillary healthcare providers optimize revenue capture and cash flow. The purchase price paid to Accuro’s former shareholders reflects a premium relative to the value of the identified assets due to the strategic importance of the transaction to our company and because Accuro’s technology and service business model does not rely intensively on fixed assets. The following factors contribute to the strategic importance of the transaction:

•	The acquisition expands our research and development capability and general market presence, and increases our revenue cycle management product and service offerings with well regarded solutions and recurring revenue streams;

•	Accuro’s business is complementary and a long-term strategic fit that provides us opportunities to expand market share and further penetrate our current customer base;

•	The acquisition of Accuro, which was one of our largest and most scaled Revenue Cycle Management segment competitors, allows us to compete effectively for hospital and health system customers; and

•	The acquisition offers us the opportunity to leverage cost and revenue synergies.

Accuro Purchase Price Allocation

During 2009, we made certain adjustments to finalize the purchase price allocation of Accuro. These adjustments have been recognized as assets acquired or liabilities assumed in the Accuro Acquisition and included in the allocation of the cost to acquire Accuro and, accordingly, have resulted in a net increase to goodwill of approximately $3,113. The adjustments primarily relate to the following:

•	a $3,463 increase associated with restructuring activities, consisting of estimated severance costs, facility lease termination penalties, system migration and standardization as well as other restructuring costs (as further described below);

•	a $224 decrease related to adjustments to the final deferred purchase consideration; and

•	a $126 decrease associated with adjusting assets acquired and liabilities assumed to fair value.

The following table details the final purchase price and purchase price allocation for the Accuro Acquisition:

	Preliminary		Final
	Purchase		Purchase
	Price		Price
	Allocation	Adjustments	Allocation

Current assets	$9,113	$(124)	$8,989
Property and equipment	4,853	—	4,853
Other long term assets	169	—	169
Goodwill	275,899	3,113	279,012
Intangible assets	87,700	—	87,700

Total assets acquired	377,734	2,989	380,723
Current liabilities	14,474	3,282	17,756
Other long term liabilities	5,401	(69)	5,332

Total liabilities assumed	19,875	3,213	23,088

Total purchase price	$357,859	$(224)	$357,635

Accuro Intangible Assets

The table below summarizes the acquired identified intangible assets, (in thousands):

	Gross
	Carrying	Weighted-Average
	Value	Useful Lives

Developed technology	$23,200	5.0
Customer base	63,200	12.5
Non-compete agreements	1,300	2.0

Total acquired intangible assets	$87,700	10.4

Additionally, $55,592 of the $279,012 of goodwill is expected to be deductible for tax purposes.

Accuro Deferred Revenues and Costs

We have estimated the fair value of the service obligation assumed from Accuro in connection with the acquisition purchase price allocation. The service obligation assumed from Accuro represents our acquired commitment to provide continued SaaS-based software and services for customer relationships that existed prior to the acquisition where the requisite service period has not yet expired. The estimated fair value of the obligation and other future services was determined utilizing a cost build-up approach, which determines fair value by estimating the costs related to fulfilling the obligation plus a normal profit margin. The sum of the costs and operating profit approximates the amount that we would be required to pay a third party to assume the service obligation. The estimated costs to fulfill the obligation were based on the historical direct costs related to providing the related services. We did not include any costs associated with selling efforts, research and development or the related operating margins on these costs. As a result of allocating the acquisition purchase price, we recorded an adjustment to reduce the carrying value of Accuro’s June 2, 2008 deferred revenue by $7,643 down to $4,200, an amount representing our estimate of the fair value of service obligation assumed. In addition, we recorded an adjustment of $6,974 to eliminate the carrying value of Accuro’s June 2, 2008 deferred cost asset associated with the related deferred revenue.